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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported)  August 6, 1997
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                              MEGO FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation


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
               1-8645                              13-5629885
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      (Commission File Number)         (IRS Employer Identification No.)
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                               4310 PARADISE ROAD
                               LAS VEGAS, NEVADA                        89109
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                    (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code (702) 737-3700


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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        On August 6, 1997, Mego Financial Corp., a New York corporation (the "Company") announced that it has received a favorable ruling from the Internal Revenue Service regarding the potential tax-free distribution to the Company's current shareholders of all of its 10,000,000 shares of common stock of its 81.3%-owned subsidiary, Mego Mortgage Corporation, a Delaware corporation ("Mego Mortgage").

        The Board of Directors of the Company has set August 27, 1997 as the record date for the distribution of the shares of Mego Mortgage to the Company's shareholders, which distribution will take place on September 2, 1997.

        Reference is made to the Company's press release dated August 6, 1997 filed as Exhibit 1 hereto. The information set forth in Exhibit 1 is hereby incorporated by reference herein.



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ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

                (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                     Not applicable.

                (b)  PRO FORMA FINANCIAL INFORMATION

                     Not applicable.

                (c)  EXHIBITS

                     1.  Press Release dated August 6, 1997.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MEGO FINANCIAL CORP.


Dated: August 18, 1997                  /s/ JEROME J. COHEN
                                        --------------------------------
                                            Jerome J. Cohen, President




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                               INDEX TO EXHIBITS


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EXHIBIT                           DESCRIPTION
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
   1       Press Release dated August 6, 1997
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